                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 F O R M  8 - K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             March 5, 1999
                                                 -------------------------

                             Moto Guzzi Corporation
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

            Delaware                   000-22813                 13-3853272
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission)             (IRS Employer
       of Incorporation)             File Number)           Identification No.)

                       350 Park Avenue, New York, NY                  10017
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code         (212) 644-4441
                                                   ----------------------------

       North Atlantic Acquisition Corp., 5 E. 59th St., New York, NY 10022
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

         On March 5, 1999, Moto Guzzi Corp., a Delaware corporation ("Moto Guzzi"), North Atlantic Acquisition Corp., (the "Company"), a Delaware corporation, and for limited purposes Trident Rowan Group, Inc. ("TRG"), a Maryland corporation closed on the merger and reorganization under the Agreement and Plan of Merger and Reorganization dated August 18, 1998, as amended on December 3, 1998 (the "Merger Agreement") pursuant to which Moto Guzzi merged with and into the Company, with the Company being the surviving corporation. The consideration paid by the Company to the holders of Moto Guzzi's common and preferred stock (the "Merger Consideration") upon the consummation of the Merger consisted of 3,110,058 shares of the Company's Class A Common Stock, $.01 par value ("Common Stock") and warrants to purchase 592,400 shares of Common Stock exercisable at $.01 per share. Additionally, in exchange for the contribution to the capital of Moto Guzzi by TRG and its majority owned subsidiary, O.A.M. S.p.A. of certain intercompany indebtedness owed by Moto Guzzi, the Company issued an additional 871,953 shares of Common Stock and warrants to purchase an additional 166,080 shares of Common Stock. Holders of existing Moto Guzzi common stock purchase warrants who cancelled such warrants received an aggregate of 209,815 shares of Common Stock and warrants to purchase a further 39,963 shares of Common Stock. An additional 8,183 shares of Common Stock and warrants to purchase an additional 1,287 shares of Common Stock will be issued to the holders of the remaining Moto Guzzi warrants when submitted for cancellation. Moto Guzzi's shareholders own 76.4% of the issued and outstanding shares of Common Stock. The Merger Consideration was determined by arm's-length negotiations between the Company and Moto Guzzi.

         An aggregate of 200,000 shares of Common Stock issuable in connection with the merger has been placed in escrow as a fund against claims of a breach of a representation or warranty of Moto Guzzi or of the registrant, subject to conditions and limitations on the assertion or payment of a claim. The escrow fund will expire no later than March 2000, except in respect of any then-pending claims.

         The Company is a leading Italian manufacturer, marketer and distributor of performance and luxury motorcycles and motorcycle parts, marketed under the "Moto Guzzi(R)" brand name. The

Company and its subsidiaries are the exclusive U.S. importer and distributor of "Moto Guzzi" brand motorcycles and parts. The Company is the principal operating subsidiary of TRG.

         The Company's Common Stock is traded on the over the counter market under the symbol "GUZI".

Item 5.  Other Events.

         At a meeting held on March 8, 1999, the Board voted to expand its size to nine (9). Barry Fingerhut was elected to fill the vacancy created.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit    Description

         10.1 Agreement and Plan of Merger and Reorganization dated as of August 18, 1998 (without exhibits or schedules)*

         10.2 First Amendment to Agreement and Plan of Merger and Reorganization dated as of December 3, 1998 (without exhibits or schedules)*

--------
   *Filed as Annex I to Registration Statement No. 333-65267 of the registrant dated February 4, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MOTO GUZZI CORPORATION

Date: March 11, 1999                    By: Mark S. Hauser
                                            ---------------------
                                            Mark S. Hauser
                                            Executive Chairman